SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 4, 2010

COMMAND SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-18684	14-1626307
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

Lexington Park Lagrangeville, New York (Address of principal executive offices)	12540 (Zip code)

Registrant’s telephone number, including area code:  (845) 454-3703

Not Applicable
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The registrant has received a notification from the Staff (the “Staff”) of The NYSE Amex LLC (the  “NYSE Amex”), that, based upon a review of publicly available information, the registrant has resolved the continued listing deficiency referenced in the NYSE Amex’s letter dated October 1, 2010, as previously reported by the registrant.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Letter dated November 4, 2010 from the Staff of the NYSE Amex LLC to the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 9, 2010

COMMAND SECURITY CORPORATION

By:	/s/ Barry Regenstein
Name: Barry Regenstein
Title: President and Chief Financial Officer

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